UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 22, 2018

Home BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

719 Harkrider, Suite 100, Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

          On February 22, 2018, Home BancShares, Inc. issued a press release announcing an increase in the number of shares authorized for repurchase under the Company’s common stock repurchase program which was approved by the Board in January 2008 and previously amended in January 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits

               99.1 Press Release: Home BancShares, Inc. Increases Share Repurchase Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: February 22, 2018	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer